UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2018

FRANKLIN ELECTRIC CO., INC.
(Exact name of registrant as specified in its charter)

Indiana	0-362	35-0827455
(State of incorporation)	(Commission File Number)	(IRS employer identification no.)

9255 Coverdale Road
Fort Wayne, Indiana	46809
(Address of principal executive offices)	(Zip code)

(260) 824-2900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The information set forth under Item 2.03 of this report on Form 8-K is hereby incorporated in Item 1.01 by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As previously reported by Franklin Electric Co., Inc. (the “Company”) in the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 2, 2015 (the “Prior 8-K”), the Company entered into a Note Purchase and Private Shelf Agreement, dated as of May 27, 2015 (as amended, the “NYL Shelf Agreement”) by and among the Company, NYL Investors LLC and the purchasers named therein (collectively, the “Purchasers”). Also as previously reported by the Company in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 (the “10-Q”), the Company and the Purchasers entered into an amendment to the NYL Shelf Agreement to extend its expiration date to July 30, 2021 and increase the maximum aggregate principal borrowing capacity under the NYL Shelf Agreement from $150.0 million to $200.0 million.
On September 26, 2018, the Company issued and sold $75.0 million aggregate principal amount of 4.04% Series B Notes due 2025. The Series B Notes bear interest at 4.04% per annum. Interest is payable semi-annually in arrears commencing on March 26, 2019. The entire principal amount under each of the Series B Notes is payable at final maturity.
The Series B Notes were issued and sold under the NYL Shelf Agreement. The Series B Notes are unsecured and rank pari passu in right of payment with the Company’s other senior unsecured indebtedness. The payment of outstanding amounts due under the Series B Notes have been guaranteed by certain wholly-owned U.S. subsidiaries of the Company. The proceeds from the issuance of the Series B Notes, which bear interest at a fixed rate, were used to pay off existing variable interest rate indebtedness.  These transactions serve to reduce the Company’s exposure to potential future changes in interest rates.
The above descriptions of the NYL Shelf Agreement and the Series B Notes are a summary and are qualified in their entirety by the terms of the NYL Shelf Agreement and the form of Series B Notes. Additional information with respect to the NYL Shelf Agreement is available in the Prior 8-K and in the 10-Q. A copy of the form of Series B Notes is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
4.1	Form of Series B Notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN ELECTRIC CO., INC.
(Registrant)

Date: October 1, 2018	By	/s/ John J. Haines
John J. Haines
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
4.1	Form of Series B Notes

4